UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2017

IHEARTMEDIA CAPITAL I, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-158279-36	27-0263715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 13, 2017, iHeartCommunications, Inc. (the “iHeartCommunications”), an indirect subsidiary of iHeartMedia Capital I, LLC, issued a press release announcing that it has extended the deadline for participation in, and amended the terms of, the previously announced exchange offers (the “Notes Exchange Offers”) that were launched on March 15, 2017 to exchange certain series of iHeartCommunications’ outstanding debt securities (the “Existing Notes”) for new securities of iHeartCommunications, iHeartMedia, Inc. and CC Outdoor Holdings, Inc. and concurrent consent solicitations with respect to the terms of the Existing Notes.

On April 13, 2017, iHeartCommunications also issued a press release announcing that it has extended the deadline for participation in, and amended the terms of, the previously announced offers (the “Term Loan Offers”) that were launched on March 15, 2017 to amend its outstanding Term Loan D and Term Loan E borrowings under its senior secured credit facility.

A copy of the press release announcing the amendment and extension of the Notes Exchange Offers is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

A copy of the press release announcing the amendment and extension of the Term Loan Offers is attached hereto as Exhibit 99.2 and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following documents are furnished herewith:

Exhibit No.	Description

99.1	Press Release issued by iHeartCommunications, Inc., dated April 13, 2017, announcing the amendment and extension of the Notes Exchange Offers (incorporated by reference to Exhibit 99.1 of iHeartCommunications, Inc.’s Current Report on Form 8-K filed April 13, 2017).

99.2	Press Release issued by iHeartCommunications, Inc., dated April 13, 2017, announcing the amendment and extension of the Term Loan Offers (incorporated by reference to Exhibit 99.2 of iHeartCommunications, Inc.’s Current Report on Form 8-K filed April 13, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA CAPITAL I, LLC

Date: April 13, 2017	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by iHeartCommunications, Inc., dated April 13, 2017, announcing the amendment and extension of the Notes Exchange Offers (incorporated by reference to Exhibit 99.1 of iHeartCommunications, Inc.’s Current Report on Form 8-K filed April 13, 2017).

99.2	Press Release issued by iHeartCommunications, Inc., dated April 13, 2017, announcing the amendment and extension of the Term Loan Offers (incorporated by reference to Exhibit 99.2 of iHeartCommunications, Inc.’s Current Report on Form 8-K filed April 13, 2017).